Exhibit 10.2

Execution Version

Certain confidential information contained in this document, marked by [***], has been omitted because it is not material and would be competitively harmful if publicly disclosed.

AMENDMENT NO. 1

TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 1 to Capacity Purchase Agreement (this “Amendment”) is dated as of February 23, 2023 and made effective as of March 1, 2023 (the “Amendment No. 1 Effective Date”) by and between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”) and Air Wisconsin Airlines LLC, a Delaware limited liability company (together with its successors and permitted assigns, “Contractor”).

WHEREAS, on August 19, 2022, American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, pursuant to Section 14.03 of the Capacity Purchase Agreement, the Agreement may be amended by a written agreement signed by both Parties;

WHEREAS, Contractor and American wish to amend the Capacity Purchase Agreement pursuant to the terms and conditions of this Amendment; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1. The chart set forth in Section II of Schedule 5 of the Capacity Purchase Agreement (Compensation and Bonuses and Rebates) is hereby deleted in its entirety and replaced with the following:

[***]

2. The following shall be added as Section VI of Schedule 5 of the Capacity Purchase Agreement (Compensation and Bonuses and Rebates):

[***]

3. Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this

Amendment.

4. THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, American and Contractor have entered this Amendment effective as of the Amendment No. 1 Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Brandon Kahle
	Name:	Brandon Kahle
	Title:	Vice President, Regional Operations and Planning

AIR WISCONSIN AIRLINES LLC

By:	/s/ Robert Binns
	Name:	Robert Binns
	Title:	President and Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***],

HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD BE COMPETITIVELY

HARMFUL IF PUBLICLY DISCLOSED.